UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2005

GAMETECH INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23401	33-0612983

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

900 Sandhill Road, Reno, Nevada 89521

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (775) 850-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act(17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GAMETECH INTERNATIONAL, INC.

FORM 8-K

CURRENT REPORT

Item 4.01. Change in Registrant’s Certifying Accountant.

(a)	On March 31, 2005, GameTech International, Inc. (the “Company”) dismissed Ernst & Young LLP, the independent registered public accounting firm previously engaged to audit the Company’s financial statements, effective immediately. The decision to change the Company’s auditors was made as part of the Company’s cost containment initiatives, and was recommended and approved by the Company’s Audit Committee of the Board of Directors and approved by the Company’s Board of Directors.

(b)	During the two most recent fiscal years ended October 31, 2004 and 2003 and the subsequent interim reporting periods from the last audit date of October 31, 2004, through and including the termination date of March 31, 2005, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any “reportable events” as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

(c)	The report of Ernst & Young LLP on the financial statements of the Company for the past two fiscal years ended October 31, 2004 and 2003, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

(d)	On April 4, 2005, the Company engaged the accounting firm of Grant Thorton LLP as its new independent auditors. The Company has not consulted with Grant Thornton LLP during the last two fiscal years ended October 31, 2004 and 2003 or during the subsequent interim reporting periods from the last audit date of October 31, 2004, through and including the termination date of March 31, 2005, on either the application of accounting principles or type of opinion Grant Thornton LLP might issue on the Company’s financial statements.

(e)	The Company has requested Ernst & Young LLP to furnish a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether Ernst & Young LLP agrees with the above statements made by the Company. A copy of this letter addressed to the SEC, dated April 1, 2005, is filed as Exhibit 16 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit
Number	Description

16	Letter of Ernst & Young LLP to the Securities and Exchange
Commission dated April 1, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:April 5, 2005	GAMETECH INTERNATIONAL, INC.

By: /s/ Andrejs K. Bunkse
Andrejs K. Bunkse
Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

16	Letter of Ernst & Young LLP to the Securities and Exchange Commission dated April 1, 2005.

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